McElhenny Sheffield Managed Risk ETF
Schedule of Investments
January 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 86.7%	Shares	Value
Precious Metals - 10.2%
FT Vest Gold Strategy Target Income ETF (a)	489,488	$9,598,860

U.S. Equity, Communications - 15.5%
Communication Services Select Sector SPDR Fund	143,494	14,690,916

U.S. Equity, Consumer Discretionary - 20.5%
Consumer Discretionary Select Sector SPDR Fund	83,718	19,436,808

U.S. Equity, Financials - 15.5%
Financial Select Sector SPDR Fund	285,365	14,687,737

U.S. Equity, Total Market - 5.0%
Vanguard Total Stock Market ETF	15,822	4,724,449

U.S. Nasdaq, Large Cap Non-Financial - 20.0%
Invesco QQQ Trust Series 1	36,322	18,970,617
TOTAL EXCHANGE TRADED FUNDS (Cost $79,230,489)		82,109,387

SHORT-TERM INVESTMENTS - 13.0%		Value
Money Market Funds - 13.0%	Shares
First American Treasury Obligations Fund - Class X, 4.31% (b)	12,341,423	12,341,423
TOTAL SHORT-TERM INVESTMENTS (Cost $12,341,423)		12,341,423

TOTAL INVESTMENTS - 99.7% (Cost $91,571,912)		94,450,810
Other Assets in Excess of Liabilities - 0.3%		269,679
TOTAL NET ASSETS - 100.0%		$94,720,489
two		–%
Percentages are stated as a percent of net assets.		–%

The Fund’s security classifications are defined by the Fund Adviser.

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

McElhenny Sheffield Managed Risk ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$82,109,387	$–	$–	$82,109,387
Money Market Funds	12,341,423	–	–	12,341,423
Total Investments	$94,450,810	$–	$–	$94,450,810

Refer to the Schedule of Investments for further disaggregation of investment categories.

Transactions With Affiliated Securities

Investments in issuers considered to be affiliate(s) of the Fund during the period ended Janaury 31, 2025 for purposes of Section 2(a)(3) of the 1940 Act were as follows:

McElhenny Sheffield Managed Risk ETF
					Change in
					Unrealized
	Value at	Purchases	Proceeds	Net Realized	Appreciation	Value at
Affiliated Issuer	10/31/2024	at Cost	from Sales	Gain (Loss)	(Depreciation)	1/31/2025
FT Vest Gold Strategy Target Income ETF	$-	$20,828,108	$(9,932,734)	$(1,431,342)	$134,828	$9,598,860
	$-			$(1,431,342)	$134,828	$9,598,860